SECOND AMENDMENT TO

BJ SERVICES COMPANY

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

WHEREAS, BJ SERVICES COMPANY (the "Company") has heretofore adopted the BJ SERVICES COMPANY SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (the "Plan"); and

WHEREAS, the Company desires to amend the Plan in certain respects;

NOW, THEREFORE, the Plan shall be and hereby is amended as follows, effective as of March 1, 2007:

    Section 2.1(20) of the Plan shall be deleted and the following shall be substituted therefor:

    "(20) Normal Retirement. A Participant's Termination on or after the later of (i) his sixtieth birthday or (ii) the date he becomes vested pursuant to Article V."

    Article V of the Plan shall be deleted and the following shall be substituted therefor:

    "ARTICLE V

    Vesting

    With respect to an Eligible Employee who becomes a Participant prior to January 1, 2007, the Participant's Vested Percentage shall be zero percent prior to the later of (i) his fifty-fifth birthday or (ii) the date he completes five full Years of Service, and one hundred percent on or after such date; provided, however, that in the event of the Participant's death or disability (as defined in Section 4.7) or a Change of Control, the Participant's Vested Percentage shall be one hundred percent.

    With respect to an Eligible Employee who becomes a Participant after December 31, 2006, such Participant's Vested Percentage shall be zero percent prior to the later of (i) his fifty-fifth birthday or (ii) the date he completes five full years of participation in the Plan, and one hundred percent on or after such date; provided, however, that in the event of the Participant's death or disability (as defined in Section 4.7) or a Change of Control, the Participant's Vested Percentage shall be one hundred percent."

    As amended hereby, the Plan is specifically ratified and reaffirmed.

EXECUTED this 24th day of May, 2007.

BJ SERVICES COMPANY

By: /s/ Margaret B. Shannon

Name: Margaret B. Shannon

Title: Vice President, General Counsel

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